UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TESSERA DEFENSE AND HOMELAND SECURITY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On October 7, 2026, Tessera Defense and Homeland Security Inc. (the “Company”) filed the following Current Report on Form 8-K with the Securities and Exchange Commission. The Form 8-K, including the press release furnished as Exhibit 99.1 thereto, relates to the Company’s Special Meeting of Stockholders to be held on October 20, 2026, and is being filed as definitive additional materials in connection with the Company’s definitive proxy statement for the Special Meeting.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

TESSERA DEFENSE AND HOMELAND SECURITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 New Burton Road, Suite 201, Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HLSQ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Chief Executive Officer

As previously disclosed, Michael Oster was appointed Chief Executive Officer of Tessera Defense and Homeland Security Inc. (the “Company”) as of March 4, 2026.

On October 7, 2026, the Company, its Israeli subsidiary, Tessera Defense and Homeland Security Israel Ltd. (the “Israeli Subsidiary”), and Mr. Oster entered into an employment agreement (the “Oster Agreement”). Since his appointment as Chief Executive Officer in March 2026, Mr. Oster has not received any remuneration for his services. The Oster Agreement was approved by the Compensation Committee (the “Committee”) and the Board of Directors of the Company (the “Board”) on October 7, 2026.

Pursuant to the Oster Agreement, Mr. Oster is entitled to a monthly salary of NIS 55,000 (approximately $18,000). Mr. Oster is also eligible to receive an annual performance-based cash bonus of up to 50% of annual base salary, based on conditions and performance metrics set each year by the Committee, the Board and the board of directors of the Israeli Subsidiary.

Subject to stockholder approval at the Company's Special Meeting of Stockholders scheduled for October 20, 2026 (the "Special Meeting") of a proposed amendment to the Company's 2026 Equity Incentive Plan (the "Plan") increasing the number of shares reserved for issuance under the Plan from 685,000 to 6,000,000, Mr. Oster will be entitled to receive the following under the Plan:

●	400,000 fully vested shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), in recognition of his contributions to the Company before the effective date of the Oster Agreement;

●	1,000,000 restricted stock units, 25% of which will vest on December 31, 2026, with the remaining 75% vesting in equal quarterly installments over the following 24 months; and

●	an option to purchase up to 1,000,000 shares of Common Stock at an exercise price of $1.15 per share, exercisable for two years from the date of the Oster Agreement.

In addition, Mr. Oster will be eligible to receive performance-based grants of fully vested shares of Common Stock under the Plan for each of fiscal years 2027 and 2028, as follows:

●	Fiscal Year 2027: If the Company's EBITDA per share for fiscal year 2027 exceeds $0.05, Mr. Oster will receive 200,000 shares, plus an additional 100,000 shares for each whole cent by which EBITDA per share exceeds $0.05, up to a maximum of 500,000 shares.

●	Fiscal Year 2028: If the Company's EBITDA per share for fiscal year 2028 exceeds $0.10, Mr. Oster will receive 200,000 shares, plus an additional 100,000 shares for each whole cent by which EBITDA per share exceeds $0.10, up to a maximum of 500,000 shares.

Any shares earned for a fiscal year will be granted within 30 days after the Board approves the Company's annual financial statements for that year. Under the Oster Agreement, "EBITDA" means the Company's earnings before net financing expenses, income taxes, depreciation and amortization, calculated from its audited consolidated annual financial statements prepared in accordance with U.S. GAAP. "EBITDA per share" means EBITDA divided by the weighted average number of shares of Common Stock outstanding used to calculate basic earnings per share.

Either party may terminate the Oster Agreement upon 120 days’ prior written notice. If the Company terminates the Oster Agreement without cause, or if Mr. Oster resigns for good reason (defined in the Oster Agreement as a fundamental reduction of his base salary or compensation, a material reduction of his authority or reporting line, or a requirement to relocate outside Israel), in each case after notice and a 30-day cure period, Mr. Oster will be entitled to six months’ base salary in addition to payment in lieu of notice, in each case, subject to signing a customary release of claims. If, within 12 months after a change in control (or within three months before it, if the termination is at the acquirer’s request or in connection with the change in control), Mr. Oster’s employment is terminated without cause or he resigns for good reason, then, instead of the payment described above and subject to signing a release, he will be entitled to 12 months’ base salary in addition to payment in lieu of notice, a pro rata annual bonus for the year of termination (based on actual performance or, if it cannot be determined, 50% of the maximum bonus), full vesting of all unvested equity awards, and an extension of the exercise period of vested options to 12 months after termination, but not beyond their original expiration date.

The Oster Agreement provides customary employee benefits, expense reimbursement, indemnification, and directors’ and officers’ liability insurance. It also includes confidentiality, non-competition (twelve months), and non-solicitation (twelve months) covenants.

Compensation of Chief Financial Officer

As previously disclosed, David Rokach was appointed Chief Financial Officer of the Company on February 27, 2026.

On October 7, 2026, the Company, the Israeli Subsidiary and Mr. Rokach entered into an employment agreement (the “Rokach Agreement”). Since his appointment as Chief Financial Officer in February 2026, Mr. Rokach has not received any remuneration for his services. The Rokach Agreement was approved by the Committee and the Board on October 7, 2026.

Pursuant to the Rokach Agreement, Mr. Rokach is entitled to a monthly salary of NIS 35,000 (approximately $11,500). In addition, subject to stockholder approval at the Special Meeting of the proposed amendment to the Plan, he is entitled to 180,000 fully vested shares of Common Stock in recognition of his contribution before the effective date of the Rokach Agreement.

Either party may terminate the Rokach Agreement on 30 days’ written notice.

The Rokach Agreement provides customary employee benefits, expense reimbursement, indemnification, and directors’ and officers’ liability insurance. It also includes confidentiality, non-competition (twelve months), and non-solicitation (twelve months) covenants.

The foregoing description of the Oster Agreement and the Rokach Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each agreement, an English translation of which is filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 7, 2026, the Company issued a press release announcing the Oster Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Employment Agreement dated as of October 7, 2026 among Tessera Defense and Homeland Security Inc., Tessera Defense and Homeland Security Israel Ltd. and Michael Oster (English translation)
10.2#	Employment Agreement dated as of October 7, 2026 among Tessera Defense and Homeland Security Inc., Tessera Defense and Homeland Security Israel Ltd. and David Rokach (English translation)
99.1	Press release dated October 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Indicates a management contract or compensatory plan or arrangement. Certain personal information has been omitted from the exhibit under Item 601(a)(6) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSERA DEFENSE AND HOMELAND SECURITY INC.

Date:	October 7, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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Exhibit 10.1

English translation. The Hebrew version of this agreement is the binding version (Section 16.7).

PERSONAL EMPLOYMENT AGREEMENT

Made and signed on October 7, 2026

Between:

1. Tessera Defense and Homeland Security Inc. (U.S. tax identification no. 82-3364020), a corporation organized under the laws of the State of Delaware, U.S.A., of 850 New Burton Road, Suite 201, Dover, Delaware 19904 (the “Parent Company” or the “Public Company”);

2. Tessera Defense and Homeland Security Israel Ltd. (טסרה ישראל הגנה ואבטחה בע״מ), company no. 517322699, of 8 HaGavish Street, Netanya (the “Subsidiary” or the “Employer”);

the Parent Company and the Subsidiary together: the “Companies” or the “Group”

and:

Michael Oster, I.D. no. [***], of [***] (the “CEO” or the “Employee”)

WHEREAS the Parent Company is a public company whose securities are traded on a U.S. stock exchange (NYSE), and the Subsidiary is a wholly owned subsidiary of the Parent Company and serves as its operating and holding arm in Israel;

WHEREAS the Companies wish to appoint the CEO as the chief executive officer of the Parent Company and of the Subsidiary;

WHEREAS the Subsidiary wishes to employ the CEO as the chief executive officer of the Subsidiary and to appoint him as a director of the Subsidiary;

WHEREAS the CEO wishes to accept such office and employment on the terms and subject to the limitations set out in this Agreement;

WHEREAS the parties wish to set out the legal relationship between them, the terms of employment, compensation, separation arrangements and equity compensation, regulatory obligations, and the confidentiality and intellectual property terms applicable to the CEO, subject to Israeli law;

NOW, THEREFORE, it is declared, stipulated and agreed between the parties as follows:

1. Preamble, Appendices and Definitions

1.1 The preamble to this Agreement and its appendices form an integral part of it.

1.2 Section headings are for convenience only and shall not be used in interpretation.

1.3 In this Agreement:

“Exchange” means the NYSE or any other exchange on which the Parent Company’s securities are traded;

“Compensation Committee” means the compensation committee of the board of directors of the Parent Company;

“Companies Law” means the Israeli Companies Law, 5759-1999, and the regulations under it;

“U.S. Securities Law” means the Securities Act of 1933, the Securities Exchange Act of 1934, the rules of the SEC and the rules of the Exchange, as amended from time to time;

“Clawback Policy” means the Parent Company’s compensation recovery policy under Rule 10D-1 and the rules of the Exchange, as amended from time to time;

“Equity Plan” means the Parent Company’s equity compensation plan as in effect from time to time;

“Change in Control” or “CIC” means any of the following with respect to the Parent Company: (a) the acquisition of control (more than 50% of the voting power) by a person or group, other than existing shareholders to a similar extent; (b) a merger, reorganization or sale of all or substantially all of the assets, unless the Parent Company’s shareholders hold, immediately afterwards, more than 50% of the voting power of the surviving or acquiring entity in substantially similar proportions; (c) a change in a majority of the members of the Parent Company’s board of directors within a 12-month period that was not approved by a majority of the directors in office immediately before the change (incumbent board); or (d) approval of a liquidation or sale of all or substantially all of the Parent Company’s assets. This definition shall be interpreted in accordance with the Parent Company’s CIC policy and the Equity Plan, and subject to the requirements of Section 409A where relevant;

“Code” means the Internal Revenue Code of 1986, as amended.

2. Structure of Employment and Office

2.1 It is agreed that the CEO is employed as an employee of the Subsidiary only. At the same time, the CEO will serve as the chief executive officer (CEO) of the Parent Company under an appointment by the Parent Company’s board of directors, as an officer and not as an employee of the Parent Company. The Parent Company is not the CEO’s employer, and his rights and obligations towards it are those expressly set out in this Agreement (equity compensation, insurance, exemption and indemnification, and the Clawback Policy) and in the law applicable to its officers.

2.2 For the avoidance of doubt, it is expressly agreed that the Israeli company will be the sole paying employer. The Israeli company will be solely responsible for paying the base salary, making social benefit contributions in Israel, withholding tax at source and issuing pay slips under Israeli law.

2.3 Payment of the base salary and its benefits by the Israeli company will fully and finally compensate the Employee for all of his services and positions for the Parent Company as well, and the Employee will have no claim or demand for double compensation from the Parent Company.

2.4 The Employee will report to and be subject to the authority of the board of directors of the Public Company and the board of directors of the Subsidiary, in accordance with their powers under corporate governance and regulatory rules in the U.S. and Israel.

2.5 The CEO will devote all of his time, effort and skills to the Group, and will perform his duties faithfully, with dedication and to the standard of a senior officer of a public company.

2.6 The CEO’s direct supervisor at the Subsidiary is the board of directors of the Subsidiary. The CEO’s direct supervisor at the Parent Company is the board of directors of the Parent Company (or the chairman of the board, if one is appointed).

2.7 The principal place of work is the Subsidiary’s offices in Israel. The CEO will travel to the U.S. and abroad as the position requires, including for board, investor and regulatory meetings. Such travel is an integral part of the position and will not be considered a relocation of the place of work.

2.8 The CEO represents that he is entitled to enter into this Agreement, is not bound by any other agreement that prevents him from holding the office, and will disclose to the Companies any existing or future conflict of interest.

2.9 The CEO will not hold any other position, or engage in any other occupation, paid or unpaid, without the prior written approval of the Parent Company’s board of directors, except for service with non-profit organizations to an extent that does not impair the position, after giving written notice.

3. Term

3.1 This Agreement takes effect on the date the approvals under Section 16.1 are received (the “Commencement Date”) and will remain in effect for an indefinite period until terminated under Section 12.

3.2 Either party may terminate this Agreement at any time, subject to Section 12 and on 120 days’ prior written notice, unless otherwise provided regarding termination of employment in Section 12.2 below.

3.3 Termination of office at one of the Companies will not automatically terminate the office at the other Company, unless the terminating party expressly states that the termination applies to both offices, or unless continuing in only one office creates a material conflict of interest.

4. Duties, Powers and Fiduciary Duties

4.1 The CEO will manage the business of each of the Companies within the policies set by the relevant board of directors, and will be responsible, among other things, for strategy, risk management, financial reporting, compliance, senior human resources, investor relations (at the Parent Company) and management of holdings and assets (at the Subsidiary).

4.2 The CEO owes a duty of loyalty and a duty of care to each Company separately, under the corporate law applicable to it, and will not prefer the interests of one Company over the other except by decision of the competent body and after disclosure.

4.3 If a conflict of interest arises between the Parent Company and the Subsidiary, the CEO will notify both boards of directors immediately, will refrain from participating in the relevant decision, and will act in accordance with the instructions of the board that is not conflicted.

4.4 The CEO will comply with the Group’s procedures on inside information, securities trading, anti-bribery (FCPA and the Israeli law on foreign bribery), privacy protection and cyber security.

4.5 The CEO represents that the position is one of personal trust and senior management, and that he is exempt from the Hours of Work and Rest Law with respect to overtime, weekly rest and overtime pay, subject to the governing law (with respect to the employment in Israel).

5. Fixed Compensation

5.1 The Employer will pay the Employee a gross monthly salary of NIS 55,000 (the “Base Salary”). The salary will be paid monthly, no later than the 9th day of the following month.

5.2 The Employer will contribute monthly from the base salary, for the Employee, pension and severance at the following rates: employer pension contributions 7.5% and severance 8.33%, up to the tax-exempt ceiling for employer contributions under law, so that no taxable income is attributed to the Employee for the employer contributions; employee pension deduction: 6% of salary of up to NIS 55,000 per month only (the “Employee Contribution Base”), and no employee pension contributions will be deducted from the portion of the salary exceeding the Employee Contribution Base.

5.3 It is agreed that Section 14 of the Severance Pay Law, 5723-1963 will apply to all of the Employer’s contributions for severance pay. The Employer’s severance contributions will replace any obligation to pay severance pay under law.

5.4 The Employer will contribute monthly to a study fund chosen by the Employee: 7.5% by the Employer (up to the ceiling recognized for tax purposes) and 2.5% deducted from the Employee’s salary, also up to the same ceiling only.

5.5 The Employee will be entitled to 25 paid vacation days per year and to sick pay under law.

5.6 The Employee will be entitled to recuperation pay under the extension order, at the level corresponding to his seniority, and not less than that set for senior staff in the Group.

5.7 The Employer will provide the Employee with a car and will bear all costs of its maintenance and use, including fuel, servicing and maintenance, insurance, licensing, toll roads (including Highway 6) and parking, without any contribution by the Employee. The Employer will gross up the taxable value of the car and all related benefits for tax purposes.

5.8 The Employee will be entitled to reimbursement of reasonable business expenses against receipts, in accordance with the Group’s procedures.

5.9 The Base Salary includes all supplements, unless expressly stated otherwise. No overtime will be paid. The parties declare that the position is one of personal trust and senior management within the meaning of the Hours of Work and Rest Law, and that the CEO is not entitled to overtime pay, pay for work during rest periods or shift supplements.

6. Equity Compensation

6.1 Subject to the approval of the Compensation Committee and the board of directors of the Parent Company, to shareholder approval of the increase of the Equity Plan and to the availability of shares under the Equity Plan, and subject to the Equity Plan and the compensation policy, the Employee, in his capacity as an employee and officer of the Parent Company, will be granted 1,000,000 (one million) restricted stock units of the U.S. Parent Company.

6.2 The equity compensation will vest over a period of 3 years: 25% at the end of 2026, and the balance in equal quarterly installments over the following 24 months. The other vesting terms, including on a change in control, will be set in the award agreement.

6.3 In addition, the Employee will receive an option to purchase shares of the Parent Company at a price of $1.15 per share for up to 1 million shares, for a period of two years from the date of signing of this Agreement.

6.4 Performance awards: in addition, the Employee will be granted shares of the Parent Company, fully vested on grant (and Section 6.2 will not apply to them), as follows: (a) for 2027, if EBITDA per share for 2027 exceeds 5 cents ($0.05), the Employee will be granted 200,000 shares, and the number of shares will increase by an additional 100,000 shares for each additional whole cent above 5 cents, up to a maximum of 500,000 shares; (b) for 2028, if EBITDA per share for 2028 exceeds 10 cents ($0.10), the Employee will be granted 200,000 shares, and the number of shares will increase by an additional 100,000 shares for each additional whole cent above 10 cents, up to a maximum of 500,000 shares. For purposes of this Section: “EBITDA” means the earnings of the Parent Company before net financing expenses, income taxes, depreciation and amortization, calculated on the basis of the Parent Company’s audited consolidated annual financial statements for the relevant year, prepared under U.S. GAAP; “EBITDA per share” means EBITDA for the relevant year divided by the weighted average number of ordinary shares of the Parent Company issued and outstanding during that year, as used to calculate basic earnings per share in those financial statements. The performance shares will be granted within 30 days after the board of directors approves the Parent Company’s annual financial statements for the relevant year, subject to the approvals required under Section 6.1.

6.5 Grant for past service: in addition, in recognition of the Employee’s contribution to the Group in the period before the Commencement Date, the Employee will be granted 400,000 shares of the Parent Company, fully vested on grant (and Section 6.2 will not apply to them), subject to the approvals required under Section 6.1.

6.6 The equity grant to the Employee is intended to be made under the capital gains track through a trustee under Section 102 of the Israeli Income Tax Ordinance [New Version], subject to filing the Equity Plan with the Israel Tax Authority and the passage of the period prescribed by law. The Employee will bear all taxes applicable to him in connection with the equity grant. The appointment of the trustee and all of its costs, including its fees, will be borne and paid by the Companies. The actual grant of the equity awards under this Section 6 will be made after all required approvals are received, including the corporate approvals under Section 6.1 and the Israel Tax Authority’s approval of the Equity Plan and the trustee (or the passage of the period prescribed by law).

6.7 As the Employee holds a U.S. green card, the grant will also be subject to the rules of Section 409A of the U.S. Internal Revenue Code.

7. Variable Compensation and Bonuses

7.1 The Employee will be entitled to an annual performance-based bonus of up to 50% of the annual base salary, payable directly by the Israeli company.

7.2 The conditions for the bonus, the performance metrics and the method of calculation will be set and approved each year by the Compensation Committee and the boards of directors of the Parent Company and the Israeli company, in accordance with the approved compensation policy.

7.3 The bonus will be paid after approval of the annual financial statements and no later than March 15 of the following fiscal year, subject to employment on the payment date, unless the termination is without cause, for good reason, or due to death or disability, in which case a pro rata bonus will be paid.

7.4 The bonus is subject to the Clawback Policy and to applicable law.

8. Officers’ Insurance, Indemnification and Exemption

8.1 The Parent Company will use efforts to purchase and maintain a D&O policy of a scope customary for a public company listed on an exchange, to the extent available on reasonable commercial terms, covering the CEO in his office at the Parent Company, the Subsidiary and held entities. After the end of the office, the Parent Company will use efforts to purchase run-off coverage for the customary period, to the extent available on reasonable commercial terms.

8.2 The Parent Company and the Israeli company will sign letters of exemption and indemnification with the Employee, subject to the limitations of the Companies Law, 5759-1999, the law of the Parent Company’s state of incorporation and the articles.

9. Corporate Governance, Securities Laws, Compliance and Clawback

9.1 The Employee undertakes to comply fully with U.S. securities laws, the rules of the U.S. Securities and Exchange Commission (SEC), the rules of the exchange on which the Parent Company is traded, and the internal policy on the use of inside information and blackout periods.

9.2 The Employee undertakes to act with complete integrity and not to offer, give, request or receive any benefit, bribe or improper payment, directly or indirectly, to or from any public servant, government official or business party in any jurisdiction.

9.3 The Employee agrees and confirms that all variable or equity compensation paid or granted to him is subject to the Parent Company’s clawback policy, as updated from time to time under the Dodd-Frank Act and the rules of the relevant exchange.

10. Confidentiality, Intellectual Property and Inside Information

10.1 The CEO will keep strictly confidential all confidential information of the Group, during the office and for an unlimited period afterwards, except information that is in the public domain other than through a breach, or information that must be disclosed by law (after notice to the Companies, to the extent permitted).

10.2 Every work, invention, development, method, document, code, data and trade secret created by the CEO in connection with the office is the exclusive property of the relevant Company (or of the Parent Company, if the Group’s intellectual property policy so provides). The CEO hereby assigns in advance all rights, and waives moral rights, to the extent assignment or waiver is permitted by law.

10.3 The Employee represents and confirms that all compensation he has received and will receive under this Agreement constitutes full and final consideration also for any invention, development or intellectual property (including service inventions), and he expressly waives any right to royalties or additional consideration under Section 134 of the Patents Law, 5727-1967.

11. Non-Solicitation, Non-Competition and Non-Disparagement

11.1 For 12 months after the end of employment, the CEO will not approach, directly or indirectly, any employee, consultant, customer, supplier or investor of the Group in order to separate them from the Group or to solicit them to engage with a competitor.

11.2 For 12 months after the end of employment, the CEO will not engage, as an employee, consultant, director, controlling shareholder or partner, in any activity that competes materially with the Group’s business as it stood on the termination date, in Israel, in the U.S. and in any market in which the Group has material activity on the termination date. This restriction is intended to protect trade secrets, investor relationships and strategic information, and is limited to the actual field of activity.

11.3 The parties acknowledge that freedom of occupation is a fundamental right in Israel, and that if a court finds the restriction too broad it may be narrowed and kept in force to a reasonable extent.

11.4 The parties will not disparage each other. This does not prevent truthful testimony, reporting to a competent authority or the exercise of mandatory rights.

12. Termination of Employment, Notice and Separation

12.1 Either party may terminate on 120 days’ prior written notice. The Companies may waive actual work during the notice period while continuing to pay the salary and contributions.

12.2 The Companies may terminate immediately, after a hearing as required by law (in Israel) and after giving an opportunity to cure a curable breach within 15 days, if the breach is not serious, upon any of the following events:

12.2.1 conviction of a criminal offense involving moral turpitude, or an offense that materially harms the Group or the office;

12.2.2 a material breach of this Agreement, of Group policy or of the duty of loyalty or care, not cured within the period set;

12.2.3 fraud, theft or misuse of the Group’s funds or assets;

12.2.4 continued refusal to perform reasonable duties lawfully assigned, after written warning;

12.2.5 a material breach of the insider trading policy, of SEC disclosure obligations or of anti-bribery provisions (FCPA).

In such a case, no compensation will be paid beyond that required by Israeli law and accrued amounts.

12.3 The Employee may resign and receive the terms of dismissal as if dismissed without cause, upon any of the following events:

12.3.1 a fundamental reduction of the Employee’s base salary or compensation terms without his written consent;

12.3.2 a material reduction of the Employee’s powers, position or reporting line as CEO;

12.3.3 a material requirement to relocate the Employee’s principal place of residence outside Israel.

The Employee will give written notice of the existence of good reason within 30 days after it occurs, and the Companies will have 30 days to cure before the resignation takes effect.

12.4 On termination of the Employee’s employment without cause or the Employee’s resignation for good reason, the Employee will be entitled, subject to signing a waiver and release of claims, to an enhanced severance payment equal to 6 months’ base salary in addition to payment in lieu of notice, payable by the Employer.

12.5 Hearing: the Subsidiary will not dismiss the CEO without a prior written hearing under Israeli law, unless exceptional circumstances permit.

12.6 Change in control protection: if the CEO’s employment is terminated without cause, or the CEO resigns for good reason under Section 12.3, within 12 months after the completion of a change in control (or within the 3 months before it, if the termination is made at the acquirer’s request or in connection with the change in control), then, subject to signing a waiver and release of claims, and instead of (and not in addition to) the enhanced severance payment under Section 12.4: (a) the CEO will be entitled to a severance payment equal to 12 months’ base salary, in addition to payment in lieu of notice; (b) the CEO will be paid a pro rata annual bonus for the year of termination, based on actual performance to the extent it can be determined, and otherwise at 50% of the maximum bonus under Section 7.1; (c) all unvested equity compensation will vest in full on the termination date, and the exercise period of vested options will be extended to 12 months after the termination date, but not beyond the original expiration date. This provision prevails over any conflicting provision of the Equity Plan or the award agreement, subject to law and to the requirements of Section 409A of the Code.

13. Clawback Policy

13.1 The CEO is subject to the Parent Company’s Clawback Policy and to any additional clawback policy lawfully adopted. A recovery action under Rule 10D-1 will not constitute a breach of this Agreement or good reason for resignation.

13.2 In addition, the Companies may recover a bonus and equity award in the event of fraud, material breach of fiduciary duty, or breach of Section 11, subject to law.

14. Taxes, Withholding and Reporting

14.1 The Employer will withhold income tax, national insurance and health tax from every cash payment, under Israeli law.

14.2 Equity awards from the Parent Company are subject to U.S. and Israeli tax law. The CEO is responsible for his personal tax reporting in Israel and the U.S.

14.3 The Companies will sign an intercompany services agreement to charge the cost of the management services the CEO provides to the Parent Company, on market terms and with appropriate documentation.

14.4 The parties will cooperate with a tax advisor regarding the effects of the dual employment on tax and national insurance liabilities in Israel and the U.S.

15. Governing Law and Jurisdiction

15.1 The employment relationship with the Employer, the base salary, social benefits and payments made in Israel will be governed exclusively by the laws of the State of Israel and subject to the exclusive jurisdiction of the Tel Aviv Regional Labor Court.

15.2 Any dispute concerning the equity compensation, corporate governance or the letters of exemption and indemnification of the Parent Company will be governed by the laws of the State of Delaware, U.S.A., and subject to the exclusive jurisdiction of the competent courts of the State of Delaware.

15.3 Any other dispute will be brought before the competent courts of Tel Aviv-Jaffa.

16. General

16.1 This Agreement, with its appendices, is the entire agreement and supersedes any prior understanding. This Agreement is subject to the approval of the Compensation Committee and the board of directors of the Parent Company and the approval of the board of directors of the Subsidiary, and will not take effect before these approvals are received. The CEO will not participate in the discussion or vote on its approval.

16.2 Any amendment will be in writing and signed by the parties, after the required corporate approvals.

16.3 A waiver of one breach is not a waiver of any other breach.

16.4 If any term is held void, it will be narrowed to the minimum extent necessary and otherwise remain in effect.

16.5 The Parent Company and the Subsidiary may assign this Agreement to an acquiring company in a change in control or merger. The CEO may not assign any rights, except rights to payment to his estate.

16.6 Notices will be given in writing by email and by personal delivery or courier, to the addresses in the preamble.

16.7 This Agreement will be translated into English with respect to the provisions relating to the Parent Company (including the equity compensation, insurance, exemption and indemnification, and the Clawback Policy), and the translation will be filed with the U.S. Securities and Exchange Commission. The Hebrew version of this Agreement is the binding version; in the event of any conflict between the translation and the Hebrew version, the Hebrew version will prevail.

IN WITNESS WHEREOF the parties have signed:

/s/ Reuven Yeganeh		/s/ David Rokach		/s/ Michael Oster
Parent Company		Subsidiary		CEO
Name:	Reuven Yeganeh	Name:	David Rokach	Name:	Michael Oster
Title:	Director	Title:	Director
Date:	October 7, 2026	Date:	October 7, 2026

[***] Personal information omitted under Item 601(a)(6) of Regulation S-K.

Exhibit 10.2

English translation. The Hebrew version of this agreement is the binding version (Section 15.7).

PERSONAL EMPLOYMENT AGREEMENT

Made and signed on 7 October 2026

Between:

1. Tessera Defense and Homeland Security Inc. (U.S. tax identification no. 82-3364020), a corporation organized under the laws of the State of Delaware, U.S.A., of 850 New Burton Road, Suite 201, Dover, Delaware 19904 (the “Parent Company” or the “Public Company”);

2. Tessera Defense and Homeland Security Israel Ltd. (טסרה ישראל הגנה ואבטחה בע״מ), company no. 517322699, of 8 HaGavish Street, Netanya (the “Subsidiary” or the “Employer”);

the Parent Company and the Subsidiary together: the “Companies” or the “Group”

and:

David Rokach, I.D. no. [***], of [***] (the “CFO” or the “Employee”)

WHEREAS the Parent Company is a public company whose securities are traded on a U.S. stock exchange (NYSE), and the Subsidiary is a wholly owned subsidiary of the Parent Company and serves as its operating and holding arm in Israel;

WHEREAS the Companies wish to appoint the CFO as the Chief Financial Officer of the Parent Company and of the Subsidiary;

WHEREAS the Subsidiary wishes to employ the CFO as the chief financial officer of the Subsidiary and to appoint him as a director of the Subsidiary;

WHEREAS the CFO wishes to accept such office and employment on the terms and subject to the limitations set out in this Agreement;

WHEREAS the parties wish to set out the legal relationship between them, the terms of employment, compensation, separation arrangements and equity compensation, regulatory obligations, and the confidentiality and intellectual property terms applicable to the CFO, subject to Israeli law;

NOW, THEREFORE, it is declared, stipulated and agreed between the parties as follows:

1. Preamble, Appendices and Definitions

1.1 The preamble to this Agreement and its appendices form an integral part of it.

1.2 Section headings are for convenience only and shall not be used in interpretation.

1.3 In this Agreement:

“Exchange” means the NYSE or any other exchange on which the Parent Company’s securities are traded;

“Compensation Committee” means the compensation committee of the board of directors of the Parent Company;

“Companies Law” means the Israeli Companies Law, 5759-1999, and the regulations under it;

“U.S. Securities Law” means the Securities Act of 1933, the Securities Exchange Act of 1934, the rules of the SEC and the rules of the Exchange, as amended from time to time;

“Clawback Policy” means the Parent Company’s compensation recovery policy under Rule 10D-1 and the rules of the Exchange, as amended from time to time;

“Equity Plan” means the Parent Company’s equity compensation plan as in effect from time to time;

“Change in Control” or “CIC” means any of the following with respect to the Parent Company: (a) the acquisition of control (more than 50% of the voting power) by a person or group, other than existing shareholders to a similar extent; (b) a merger, reorganization or sale of all or substantially all of the assets, unless the Parent Company’s shareholders hold, immediately afterwards, more than 50% of the voting power of the surviving or acquiring entity in substantially similar proportions; (c) a change in a majority of the members of the Parent Company’s board of directors within a 12-month period that was not approved by a majority of the directors in office immediately before the change (incumbent board); or (d) approval of a liquidation or sale of all or substantially all of the Parent Company’s assets. This definition shall be interpreted in accordance with the Parent Company’s CIC policy and the Equity Plan, and subject to the requirements of Section 409A where relevant;

“Code” means the Internal Revenue Code of 1986, as amended.

2. Structure of Employment and Office

2.1 It is agreed that the CFO is employed as an employee of the Subsidiary only. At the same time, the CFO will serve as the Chief Financial Officer of the Parent Company under an appointment by the Parent Company’s board of directors, as an officer and not as an employee of the Parent Company. The Parent Company is not the CFO’s employer, and his rights and obligations towards it are those expressly set out in this Agreement (equity compensation, insurance, exemption and indemnification, and the Clawback Policy) and in the law applicable to its officers.

2.2 For the avoidance of doubt, it is expressly agreed that the Israeli company will be the sole paying employer. The Israeli company will be solely responsible for paying the base salary, making social benefit contributions in Israel, withholding tax at source and issuing pay slips under Israeli law.

2.3 Payment of the base salary and its benefits by the Israeli company will fully and finally compensate the Employee for all of his services and positions for the Parent Company as well, and the Employee will have no claim or demand for double compensation from the Parent Company.

2.4 The Employee will report to and be subject to the authority of the board of directors of the Public Company and the board of directors of the Subsidiary, in accordance with their powers under corporate governance and regulatory rules in the U.S. and Israel.

2.5 The CFO will devote all of his time, effort and skills to the Group, and will perform his duties faithfully, with dedication and to the standard of a senior officer of a public company.

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2.6 The CFO’s direct supervisor at the Subsidiary is the CEO, and both of them are subject to the board of directors.

2.7 The principal place of work is the Subsidiary’s offices in Israel. The CFO will travel to the U.S. and abroad as the position requires, including for board, investor and regulatory meetings. Such travel is an integral part of the position and will not be considered a relocation of the place of work.

2.8 The CFO represents that he is entitled to enter into this Agreement, is not bound by any other agreement that prevents him from holding the office, and will disclose to the Companies any existing or future conflict of interest.

2.9 The CFO will not hold any other position, or engage in any other occupation, paid or unpaid, without the prior written approval of the Parent Company’s board of directors, except for service with non-profit organizations to an extent that does not impair the position, after giving written notice.

3. Term

3.1 This Agreement takes effect on the date the approvals under Section 15.1 are received (the “Commencement Date”) and will remain in effect for an indefinite period until terminated under Section 11.

3.2 Either party may terminate this Agreement at any time, subject to Section 11 and on prior written notice as set out in Section 11.1, unless otherwise provided in Section 11.2 below.

3.3 Termination of office at one of the Companies will not automatically terminate the office at the other Company, unless the terminating party expressly states that the termination applies to both offices, or unless continuing in only one office creates a material conflict of interest.

3.4 The Employee has served as the Chief Financial Officer of the Parent Company since February 27, 2026. It is agreed that this Agreement does not apply to the period before the Commencement Date, and that the Employee has and will have no claims or demands for that period, except for the grant under Section 6.

4. Duties, Powers and Fiduciary Duties

4.1 The CFO will manage the financial affairs of each of the Companies within the policies set by the relevant board of directors, and will be responsible, among other things, for financial reporting, compliance and investor relations (at the Parent Company).

4.2 The CFO owes a duty of loyalty and a duty of care to each Company separately, under the corporate law applicable to it, and will not prefer the interests of one Company over the other except by decision of the competent body and after disclosure.

4.3 If a conflict of interest arises between the Parent Company and the Subsidiary, the CFO will notify the CEO and both boards of directors immediately, will refrain from participating in the relevant decision, and will act in accordance with the instructions of the board that is not conflicted.

4.4 The CFO will comply with the Group’s procedures on inside information, securities trading, anti-bribery (FCPA and the Israeli law on foreign bribery), privacy protection and cyber security.

4.5 The CFO represents that the position is one of personal trust and senior management, and that he is exempt from the Hours of Work and Rest Law with respect to overtime, weekly rest and overtime pay, subject to the governing law (with respect to the employment in Israel).

5. Fixed Compensation

5.1 The Employer will pay the Employee a gross monthly salary of NIS 35,000 (the “Base Salary”). The salary will be paid monthly, no later than the 9th day of the following month.

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5.2 The Employer will contribute monthly from the base salary, for the Employee, pension and severance at the following rates: employer pension contributions 7.5% and severance 8.33%, up to the tax-exempt ceiling for employer contributions under law, so that no taxable income is attributed to the Employee for the employer contributions; employee pension deduction: 6% of salary of up to NIS 35,000 per month only (the “Employee Contribution Base”), and no employee pension contributions will be deducted from the portion of the salary exceeding the Employee Contribution Base.

5.3 It is agreed that Section 14 of the Severance Pay Law, 5723-1963 will apply to all of the Employer’s contributions for severance pay. The Employer’s severance contributions will replace any obligation to pay severance pay under law.

5.4 The Employer will contribute monthly to a study fund chosen by the Employee: 7.5% by the Employer (up to the ceiling recognized for tax purposes) and 2.5% deducted from the Employee’s salary, also up to the same ceiling only.

5.5 The Employee will be entitled to paid annual vacation days and to sick pay under law.

5.6 The Employee will be entitled to recuperation pay under the extension order, at the level corresponding to his seniority, and not less than that set for senior staff in the Group.

5.7 The Employer will provide the Employee with a car and will bear all costs of its maintenance and use, including fuel, servicing and maintenance, insurance, licensing, toll roads (including Highway 6) and parking, without any contribution by the Employee. The Employer will gross up the taxable value of the car and all related benefits for tax purposes.

5.8 The Employee will be entitled to reimbursement of reasonable business expenses against receipts, in accordance with the Group’s procedures.

5.9 The Base Salary includes all supplements, unless expressly stated otherwise. No overtime will be paid. The parties declare that the position is one of personal trust and senior management within the meaning of the Hours of Work and Rest Law, and that the CFO is not entitled to overtime pay, pay for work during rest periods or shift supplements.

6. Equity Compensation

Subject to the approval of the Compensation Committee and the board of directors of the Parent Company, to shareholder approval of the increase of the Equity Plan and to the availability of shares under the Equity Plan, and subject to the Equity Plan and the compensation policy, the Employee will be granted, in recognition of his contribution to the Group in the period before the Commencement Date, 180,000 shares of the Parent Company, fully vested on grant. Any additional equity compensation will be discussed at a later stage and will be subject to the approval of the Compensation Committee and the board of directors of the Parent Company.

7. Officers’ Insurance, Indemnification and Exemption

7.1 The Parent Company will use efforts to purchase and maintain a D&O policy of a scope customary for a public company listed on an exchange, to the extent available on reasonable commercial terms, covering the CFO in his office at the Parent Company, the Subsidiary and held entities. After the end of the office, the Parent Company will use efforts to purchase run-off coverage for the customary period, to the extent available on reasonable commercial terms.

7.2 The Parent Company and the Israeli company will sign letters of exemption and indemnification with the Employee, subject to the limitations of the Companies Law, 5759-1999, the law of the Parent Company’s state of incorporation and the articles.

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8. Corporate Governance, Securities Laws, Compliance and Clawback

8.1 The Employee undertakes to comply fully with U.S. securities laws, the rules of the U.S. Securities and Exchange Commission (SEC), the rules of the exchange on which the Parent Company is traded, and the internal policy on the use of inside information and blackout periods.

8.2 The Employee undertakes to act with complete integrity and not to offer, give, request or receive any benefit, bribe or improper payment, directly or indirectly, to or from any public servant, government official or business party in any jurisdiction.

8.3 The Employee agrees and confirms that all variable or equity compensation paid or granted to him is subject to the Parent Company’s clawback policy, as updated from time to time under the Dodd-Frank Act and the rules of the relevant exchange.

9. Confidentiality, Intellectual Property and Inside Information

9.1 The CFO will keep strictly confidential all confidential information of the Group, during the office and for an unlimited period afterwards, except information that is in the public domain other than through a breach, or information that must be disclosed by law (after notice to the Companies, to the extent permitted).

9.2 Every work, invention, development, method, document, code, data and trade secret created by the CFO in connection with the office is the exclusive property of the relevant Company (or of the Parent Company, if the Group’s intellectual property policy so provides). The CFO hereby assigns in advance all rights, and waives moral rights, to the extent assignment or waiver is permitted by law.

9.3 The Employee represents and confirms that all compensation he has received and will receive under this Agreement constitutes full and final consideration also for any invention, development or intellectual property (including service inventions), and he expressly waives any right to royalties or additional consideration under Section 134 of the Patents Law, 5727-1967.

10. Non-Solicitation, Non-Competition and Non-Disparagement

10.1 For 12 months after the end of employment, the CFO will not approach, directly or indirectly, any employee, consultant, customer, supplier or investor of the Group in order to separate them from the Group or to solicit them to engage with a competitor.

10.2 For 12 months after the end of employment, the CFO will not engage, as an employee, consultant, director, controlling shareholder or partner, in any activity that competes materially with the Group’s business as it stood on the termination date, in Israel, in the U.S. and in any market in which the Group has material activity on the termination date. This restriction is intended to protect trade secrets, investor relationships and strategic information, and is limited to the actual field of activity.

10.3 The parties acknowledge that freedom of occupation is a fundamental right in Israel, and that if a court finds the restriction too broad it may be narrowed and kept in force to a reasonable extent.

10.4 The parties will not disparage each other. This does not prevent truthful testimony, reporting to a competent authority or the exercise of mandatory rights.

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11. Termination of Employment, Notice and Separation

11.1 Either party may terminate on 30 days’ prior written notice. The Companies may waive actual work during the notice period while continuing to pay the salary and contributions.

11.2 The Companies may terminate immediately, after a hearing as required by law (in Israel) and after giving an opportunity to cure a curable breach within 15 days, if the breach is not serious, upon any of the following events:

11.2.1 conviction of a criminal offense involving moral turpitude, or an offense that materially harms the Group or the office;

11.2.2 a material breach of this Agreement, of Group policy or of the duty of loyalty or care, not cured within the period set;

11.2.3 fraud, theft or misuse of the Group’s funds or assets;

11.2.4 continued refusal to perform reasonable duties lawfully assigned, after written warning;

11.2.5 a material breach of the insider trading policy, of SEC disclosure obligations or of anti-bribery provisions (FCPA).

In such a case, no compensation will be paid beyond that required by Israeli law and accrued amounts.

11.3 The Employee may resign and receive the terms of dismissal as if dismissed without cause, upon any of the following events:

11.3.1 a fundamental reduction of the Employee’s base salary or compensation terms without his written consent;

11.3.2 a material reduction of the Employee’s powers, position or reporting line as Chief Financial Officer;

11.3.3 a material requirement to relocate the Employee’s principal place of residence outside Israel.

The Employee will give written notice of the existence of good reason within 30 days after it occurs, and the Companies will have 30 days to cure before the resignation takes effect.

11.4 Hearing: the Subsidiary will not dismiss the CFO without a prior written hearing under Israeli law, unless exceptional circumstances permit.

12. Clawback Policy

12.1 The CFO is subject to the Parent Company’s Clawback Policy and to any additional clawback policy lawfully adopted. A recovery action under Rule 10D-1 will not constitute a breach of this Agreement or good reason for resignation.

12.2 In addition, the Companies may recover a bonus and equity award in the event of fraud, material breach of fiduciary duty, or breach of Sections 9 or 10, subject to law.

13. Taxes, Withholding and Reporting

13.1 The Employer will withhold income tax, national insurance and health tax from every cash payment, under Israeli law.

13.2 Equity awards from the Parent Company are subject to U.S. and Israeli tax law. The CFO is responsible for his personal tax reporting in Israel and the U.S.

13.3 The Companies will sign an intercompany services agreement to charge the cost of the management services the CFO provides to the Parent Company, on market terms and with appropriate documentation.

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13.4 The parties will cooperate with a tax advisor regarding the effects of the dual employment on tax and national insurance liabilities in Israel and the U.S.

14. Governing Law and Jurisdiction

14.1 The employment relationship with the Employer, the base salary, social benefits and payments made in Israel will be governed exclusively by the laws of the State of Israel and subject to the exclusive jurisdiction of the Tel Aviv Regional Labor Court.

14.2 Any dispute concerning the equity compensation, corporate governance or the letters of exemption and indemnification of the Parent Company will be governed by the laws of the State of Delaware, U.S.A., and subject to the exclusive jurisdiction of the competent courts of the State of Delaware.

14.3 Any other dispute will be brought before the competent courts of Tel Aviv-Jaffa.

15. General

15.1 This Agreement, with its appendices, is the entire agreement and supersedes any prior understanding. This Agreement is subject to the approval of the Compensation Committee and the board of directors of the Parent Company and the approval of the board of directors of the Subsidiary, and will not take effect before these approvals are received. The CFO will not participate in the discussion or vote on its approval.

15.2 Any amendment will be in writing and signed by the parties, after the required corporate approvals.

15.3 A waiver of one breach is not a waiver of any other breach.

15.4 If any term is held void, it will be narrowed to the minimum extent necessary and otherwise remain in effect.

15.5 The Parent Company and the Subsidiary may assign this Agreement to an acquiring company in a change in control or merger. The CFO may not assign any rights, except rights to payment to his estate.

15.6 Notices will be given in writing by email and by personal delivery or courier, to the addresses in the preamble.

15.7 This Agreement will be translated into English with respect to the provisions relating to the Parent Company (including the equity compensation, insurance, exemption and indemnification, and the Clawback Policy), and the translation will be filed with the U.S. Securities and Exchange Commission. The Hebrew version of this Agreement is the binding version; in the event of any conflict between the translation and the Hebrew version, the Hebrew version will prevail.

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IN WITNESS WHEREOF the parties have signed:

/s/ Michael Oster		/s/ Michael Oster		/s/ David Rokach
Parent Company		Subsidiary		CFO
Name:	Michael Oster	Name:	Michael Oster	Name:	David Rokach
Title:	CEO	Title:	CEO
Date:	October 7, 2026	Date:	October 7, 2026

[***] Personal information omitted under Item 601(a)(6) of Regulation S-K.

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Exhibit 99.1

Tessera Announces Employment Agreement with Chief Executive Officer Michael Oster

Agreement includes options to purchase 1,000,000 shares at $1.15 per share and performance-based award tied to earnings, with thresholds above $0.05 EBITDA per share for 2027

Netanya, Israel, October 7, 2026 – Tessera Defense and Homeland Security Inc. (“Tessera” or the “Company”) (NYSE American: HLSQ) today announced that the Company and its wholly owned Israeli subsidiary have entered into an employment agreement with Michael Oster, the Company’s Chief Executive Officer. Mr. Oster was appointed CEO of the Company as of March 4, 2026.

Under the agreement, Mr. Oster is entitled to, subject to the approvals described below, an option to purchase up to 1,000,000 shares of the Company’s common stock at an exercise price of $1.15 per share, as well as 1,000,000 restricted stock units vesting over three years and 400,000 fully vested shares of common stock in recognition of his service since March 2026.

A portion of Mr. Oster’s equity compensation will be tied to the Company’s EBITDA per share. For FY 2027, Mr. Oster will be entitled to 200,000 shares if EBITDA per share exceeds $0.05, plus an additional 100,000 shares for each full cent ($0.01) above that level, up to a maximum of 500,000 shares.

For FY 2028, the same structure applies above a threshold of $0.10 per share, also up to a maximum of 500,000 shares. For this purpose, EBITDA means earnings before net financing expenses, income taxes, depreciation and amortization, and EBITDA per share means EBITDA divided by the weighted average number of shares outstanding used to calculate basic earnings per share, in each case based on the Company’s audited consolidated financial statements for the relevant year, prepared in accordance with U.S. GAAP.

EBITDA and EBITDA per share are not measures calculated in accordance with U.S. GAAP. All of the equity awards described above, including the fully vested shares, are subject to required corporate approvals, including stockholder approval of an increase in the number of shares available under the Company’s equity incentive plan, as well as NYSE American approval of the listing of the underlying shares.

In addition, Mr. Oster is the acting Chairman of the Board of Directors of the Company’s subsidiaries.

To date, the Company has also raised more than $6 million in net proceeds through its at-the-market offering program at an average net price of approximately $1.15 per share, as adjusted for the Company’s one-for-ten reverse stock split. In addition, an existing financing source of the Company recently agreed to increase the Company’s available resources by $5 million through a line of credit to support the Company’s business.

“Michael has led Tessera through a fundamental transformation,” said Reuven Yeganeh, a Director. “He has overseen the company’s move from biotechnology into defense and homeland security technology, completed the acquisitions of Zorronet and DFSL, and laid the foundation for additional growth. This agreement reflects the Board’s confidence in his leadership and aligns a meaningful portion of his compensation with stockholder interests through EBITDA-per-share performance.”

“I am grateful to the Board for its confidence, and I believe deeply in Tessera, our people and our technology,” said Michael Oster, CEO of Tessera. “Linking a significant part of my compensation to EBITDA per share reflects my conviction in our path to profitable growth. My interests are aligned with those of our stockholders, and I am fully committed to building long-term value for them.”

Further details of Mr. Oster’s compensation arrangement are included in a Current Report on Form 8-K filed today with the Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It

The equity awards to Mr. Oster are conditioned on stockholder approval of the amendment to the 2026 Equity Incentive Plan at the Company’s Special Meeting of Stockholders to be held on October 20, 2026 (the “Special Meeting”). The Company has filed a definitive proxy statement for the Special Meeting with the SEC and will file a supplement to it describing these awards. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE SUPPLEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents are available free of charge at www.sec.gov and at https://www.cstproxy.com/tessera/2026. The Company and its directors and executive officers, including Mr. Oster, may be deemed participants in the solicitation of proxies for the Special Meeting. Information about their interests is set forth in the definitive proxy statement and will be set forth in the supplement.

About Tessera Defense and Homeland Security Inc. (Formerly BiomX Inc.)

Tessera Defense and Homeland Security Inc. (NYSE American: HLSQ) is a physical security technology company providing integrated, bespoke security solutions that connect detection, intelligence and response across complex security environments. The Tessera platform integrates cameras, sensors, detection technologies, AI and other security infrastructure to identify threats, understand events and coordinate response in real time. Tessera provides the technology, hardware and implementation expertise needed to tailor security solutions to the specific requirements of each site, helping customers deploy and optimize integrated security systems across critical infrastructure, energy, digital infrastructure and homeland security applications.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “plans,” “believes,” “targets,” “will,” “may,” “anticipates,” “estimates,” “potential,” “projects,” and similar expressions. These forward-looking statements include, among other things, statements regarding the Company’s expectations regarding future growth and profitability; the potential achievement of the EBITDA-per-share performance thresholds applicable to Mr. Oster’s equity compensation for fiscal years 2027 and 2028; the potential issuance of shares pursuant to such performance-based awards; the availability and use of funds under the Company’s at-the-market offering program and line of credit; and the receipt of required corporate approvals, including stockholder approval of an increase in the Company’s equity incentive plan.

These statements are based on the Company’s current expectations, assumptions and strategic plans and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied. There can be no assurance that the Company will achieve any particular level of EBITDA or EBITDA per share, that any of the performance-based equity awards will be earned or issued, or that the required corporate or stockholder approvals will be obtained.

These risks and uncertainties include, among others: the risk that the Company may not achieve the EBITDA-per-share thresholds applicable to the performance-based equity awards; the risk that the Company’s revenue, expenses, profitability, number of shares outstanding or other financial results may differ materially from current expectations; the Company’s ability to successfully execute its business strategy and achieve profitable growth; the Company’s ability to integrate and commercialize its technologies and acquired businesses; changes in customer demand, competitive conditions, government or private-sector spending, procurement processes, regulatory requirements, geopolitical conditions, supply-chain conditions or other market factors; the Company’s ability to raise additional capital and execute its business and strategic initiatives; the Company’s going concern qualification; the risk that required corporate or stockholder approvals relating to the equity awards or the Company’s equity incentive plan may not be obtained; the risk that the Company may not regain compliance with the NYSE American continued listing standards within the plan period or at all; the risk that the Company may not make progress consistent with its compliance plan; the possibility that the Company’s common stock may be suspended from trading or delisted from the NYSE American; and the other risks described in the Company’s filings with the SEC, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 19, 2026, as supplemented by the Form 10-K/A filed with the SEC on April 30, 2026, the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2026, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 19, 2026, as well as the Company’s other filings with the SEC.

The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact

Yair Ohayon

Yairo@thlsq.ai